--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            OHIO NATIONAL FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            OHIO NATIONAL FUND, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 237
                                                           Cincinnati, Ohio
                                                           45201-0237
                                                           Telephone:
Ohio National Fund(SM)                                     513-794-6100

March 22, 2002

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from your Ohio National Fund (the "Fund") Board of Directors regarding a shareholders meeting on April 30, 2002, to elect directors and seek your approval of an arrangement permitting us to add, replace or terminate subadvisers without first getting shareholder approval. Omni portfolio shareholders will also be asked to approve a new subadvisory agreement.

The proxy statement provides information about the nominees for director and the other proposals. Your Board of Directors believes that the election of the nominees and your approval of the proposals are in your best interests. The Board unanimously recommends that you vote FOR the nominees and proposals.

Although you are not a Fund shareholder, it is your right to instruct us how to vote the shares attributed to your variable contract. If you have any questions, you may contact our corporate secretary, Ronald Benedict, at 1-800-366-6654.

Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. Your instructions are important! As always, we thank you for your confidence and support.

Sincerely,

/s/ John J. Palmer
John J. Palmer
President

[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                 APRIL 30, 2002

                            ------------------------

     A meeting of the shareholders of the Ohio National Fund, Inc. will be held at the Fund's office at One Financial Way in Montgomery, Ohio. The meeting will begin at 10:00 a.m. eastern time on April 30, 2002.

     The meeting has been called for the following purposes:

     1. to elect directors,

     2. to seek your approval of an arrangement permitting us to add, replace or terminate subadvisers without first getting shareholder approval, and

     3. transact any other business that may properly come before the meeting.

     4. In addition, Omni portfolio shareholders will be asked to approve a new subadvisory agreement.

     You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of the Fund at the close of business on March 1, 2002.

     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (THE FUND'S BOARD OF DIRECTORS) RECOMMEND THAT YOU VOTE FOR THE NOMINEES AND PROPOSALS.

                                        /S/ RONALD L. BENEDICT
                                        Ronald L. Benedict
                                        Secretary

March 22, 2002

                            OHIO NATIONAL FUND, INC.
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242

                                PROXY STATEMENT

                            MEETING OF SHAREHOLDERS

                                 APRIL 30, 2002

     We, the Board of Directors of Ohio National Fund, Inc. (the "Fund"), are soliciting proxies for a meeting of the shareholders. The meeting will be held at 10:00 a.m. eastern time on April 30, 2002. We are sending you this proxy statement and its enclosures if you are a Fund shareholder or if you have a variable contract with values allocated to one or more of the Fund's portfolios. We are mailing the statement on or about March 22, 2002. Each shareholder of record as of the close of business on March 1, 2002 is entitled to one vote for each share owned at that time.

     You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposals. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting.

     The Fund will pay the printing, mailing and legal costs for soliciting the proxies. The Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser") will pay all other costs. Employees of the Fund and the Adviser will not get any extra compensation for soliciting proxies.

     As of March 1, 2002, 100% of the issued and outstanding shares of the Fund were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (together called "Ohio National Life"). These shares were allocated to Ohio National Life's separate accounts as follows:

EQUITY PORTFOLIO                             SHARES     MONEY MARKET PORTFOLIO                       SHARES
----------------                            --------    ----------------------                      --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, Equity.................              Total Shares, Money Market................

BOND PORTFOLIO                               SHARES     OMNI PORTFOLIO                               SHARES
--------------                              --------    --------------                              --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, Bond...................              Total Shares, Omni........................

INTERNATIONAL PORTFOLIO                      SHARES     INTERNATIONAL SMALL CO. PORTFOLIO            SHARES
-----------------------                     --------    ---------------------------------           --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, International..........              Total Shares, International Small Co......

CAPITAL APPRECIATION PORTFOLIO               SHARES     SMALL CAP PORTFOLIO                          SHARES
------------------------------              --------    -------------------                         --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, Capital Appreciation...              Total Shares, Small Cap...................

AGGRESSIVE GROWTH PORTFOLIO                  SHARES     CORE GROWTH PORTFOLIO                        SHARES
---------------------------                 --------    ---------------------                       --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, Aggressive Growth......              Total Shares, Core Growth.................

GROWTH & INCOME PORTFOLIO                    SHARES     CAPITAL GROWTH PORTFOLIO                     SHARES
-------------------------                   --------    ------------------------                    --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, Growth & Income........              Total Shares, Capital Growth..............

S&P 500 INDEX PORTFOLIO                      SHARES     HIGH INCOME BOND PORTFOLIO                   SHARES
-----------------------                     --------    --------------------------                  --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, S&P 500 Index..........              Total Shares, High Income Bond............

EQUITY INCOME PORTFOLIO                      SHARES     BLUE CHIP PORTFOLIO                          SHARES
-----------------------                     --------    -------------------                         --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, Equity Income..........              Total Shares, Blue Chip...................

NASDAQ-100 INDEX PORTFOLIO                   SHARES     SOCIAL AWARENESS PORTFOLIO                   SHARES
--------------------------                  --------    --------------------------                  --------
ONLI Variable Account A...................              ONLI Variable Account A...................
ONLI Variable Account B...................              ONLI Variable Account B...................
ONLI Variable Account C...................              ONLI Variable Account C...................
ONLI Variable Account D...................              ONLI Variable Account D...................
ONLAC Variable Account R..................              ONLAC Variable Account R..................
     Total Shares, Nasdaq-100 Index.......              Total Shares, Social Awareness............

     EACH SHARE IS ENTITLED TO ONE VOTE. FOR FREE COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL FINANCIAL REPORTS, CONTACT DENNIS R. TANEY (TREASURER) AT ONE FINANCIAL WAY, MONTGOMERY, OHIO 45242. TELEPHONE 877-781-6392.

                              SUMMARY OF PROPOSALS

     The purpose of the meeting is for shareholders to vote on the following proposals:

     1. To elect directors. The Board of Directors consists of five directors. The nominees are listed below under "Director Nominees." Each nominee will be voted on separately. The combined votes of the shareholders of all 18 portfolios will apply to the election of each nominee.

     2. To approve an arrangement permitting the Adviser to add, replace or terminate subadvisers for any portfolio without first getting shareholder approval. Any such transaction would still require the approval of the Board of Directors, including a majority of those directors who are independent from the Fund, the Adviser and their affiliates. The proposed arrangement is described below under "Manager of Managers Arrangement." The shareholders of each portfolio, voting separately, must approve this proposal before it will take effect as to their portfolio.

     3. For the shareholders of the Omni portfolio to approve a new subadvisory agreement between the Adviser and Suffolk Capital Management, LLC ("Suffolk"). If approved, Suffolk will manage the equity component (stocks) of the Omni portfolio. The proposed subadvisory agreement and Suffolk are described below under "Omni Portfolio Management." The shareholders of this portfolio must approve the subadvisory agreement before it will take effect as to their portfolio.

     A majority vote of the eligible shareholders is required for the election of each director and for the approval of the proposals. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least:

        - 67% of the shares represented at the meeting (by proxy or in person) where more than half of the outstanding shares are represented, or

        - More than half of all the outstanding shares.

     If you are the owner of an Ohio National Life variable annuity or variable life insurance policy, you are not actually a Fund shareholder. Ohio National Life is the legal owner of the Fund shares represented by your variable contract values. However, Ohio National Life wants you to return the Voting Instructions so that it can vote the Fund shares represented by your variable contract values in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the Fund, or of each portfolio, proportionately in accordance with the instructions given by those contract owners who respond with their Voting Instructions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL THE DIRECTOR NOMINEES AND FOR THE PROPOSALS.

                             ELECTION OF DIRECTORS

     At the meeting, the entire Board, consisting of five directors, is to be elected. Although the Fund does not have regularly scheduled meetings for the purpose of electing directors, the directors are expected to serve for approximately three years or until their respective successors are elected and qualified. The nominees for election as directors are listed under "Director Nominees." Four of the nominees are presently serving on the Board. One nominee, Joseph A. Campanella, has not previously served on the Fund's Board.

     Nomination of directors is a function of the Board's Independent Directors Committee. The Independent Directors Committee consists of those directors (the "Independent Directors") who are not "interested persons" as defined in the 1940 Act. Other than serving as Fund directors, the Independent Directors have no affiliation with the Fund or its Adviser or with any other entity affiliated with the Fund or Ohio National Life.

     Each of the candidates for director will be voted on, individually, by all the shareholders voting as a whole and not by portfolios. Each of the nominees has consented to being named in this proxy statement and to serving as a director if elected. If any nominee becomes unable or unwilling to accept election, the persons named as proxies will exercise their voting power in favor of such other persons as the Independent Directors Committee may recommend. We do not expect any of the nominees to be unable or unwilling to serve if elected. Directors serve a vital function in governing the Fund and looking out for shareholders' interests. Thus, it is important for you to vote for the nominees.

     None of the nominees for director owns any shares of the Fund.

COMPENSATION OF DIRECTORS

     The Independent Directors received aggregate total compensation of $59,300 from the Fund Complex in 2001, including an aggregate total of $34,400 from the Fund. (The "Fund Complex" consists of the Fund and two other mutual fund groups having the same Adviser as the Fund. Those are ONE Fund, Inc. and Dow Target Variable Fund LLC. They are described below under "Investment Advisory Services.") Directors and officers of the Fund who are also directors, officers or employees of the Fund, the Adviser, Ohio National Life or any entity affiliated with any of them, receive no compensation from the Fund. For the Fiscal year ended December 31, 2001, the current directors were compensated as follows:

DIRECTOR                                   FROM THE FUND   FROM FUND COMPLEX
--------                                   -------------   -----------------
Ronald L. Benedict.......................        None              None
James E. Bushman.........................     $11,600           $20,050
L. Ross Love.............................     $11,600           $20,050
John J. Palmer...........................        None              None
George M. Vredeveld......................     $11,200           $19,200

     The Fund has no pension, retirement or deferred compensation plan for its directors or officers. All the compensation paid to the directors, as listed above, is in cash and not in Fund securities.

COMMITTEES OF THE BOARD

     The Board has no special nominating or compensation committees. These functions are the responsibility of the Board's Independent Directors Committee. The Independent Directors Committee meets periodically with their own independent legal counsel, Joseph P. Rath, Esq., to review matters of Fund governance. They also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee met three times in 2001. All three of its members were present at all three meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

     The Independent Directors' independent legal counsel, Mr. Rath, is a member of the Columbus, Ohio law firm of Bricker & Eckler. Mr. Rath has had extensive experience in 1940 Act and related mutual fund legal issues. The Independent Directors have determined that he has not engaged in any material business or representation on behalf of the Adviser, Ohio National Life, or any of their affiliates.

     The Independent Directors also constitute the Board's Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund's independent auditors. The Audit Committee meets at least twice a year with the independent auditors, KPMG LLP, to review the results of the auditing engagement and to discuss the independent auditors' audit plan for the next ensuing year-end audit of the Fund's financial reports. The Audit Committee met twice in 2001. Messrs. Bushman and Love were present for both of those meetings. Dr. Vredeveld was unable to attend one of the meetings.

DIRECTOR NOMINEES

     All directors and officers of the Fund hold, and the director nominees will hold, identical positions with the other two entities in the Fund Complex, ONE Fund, Inc. and Dow Target Variable Fund LLC.

                                                                                             DIRECTOR
NAME OF NOMINEE                  AGE         PRINCIPAL OCCUPATION AND OTHER POSITIONS         SINCE
---------------                  ---         ----------------------------------------        --------

James E. Bushman*..............  57    Director, President & CEO of Cast-Fab Technologies,     2000
                                       Inc., Director of The Midland Company, Hilltop Basic
                                       Resources, Inc., Littleford Group, Inc., Portman
                                       Equipment Co., Rotex, Inc., Steinhauser Printing
                                       Co., Ante Investments, Inc., Carlisle Construction
                                       Co. Inc., EGC Construction Co. Inc., Factory Power
                                       Co. and Security Systems Equipment Corp.

Joseph A. Campanella*..........  59    Retired. Until 2001 was Executive Vice President,        N/A
                                       Community N/A Banking Division of Firstar Bank,
                                       N.A.; Director of Ohio Savings Bank; Trustee of
                                       University of Cincinnati College of Nursing.

L. Ross Love*..................  56    Director, President & CEO of Blue Chip Enterprises      1997
                                       Ltd.; Trustee of Health Alliance of Greater
                                       Cincinnati; Director of Partnership for a Drug-Free
                                       America (Chairman of African-American Task Force),
                                       Advisory Board of Syracuse University School of
                                       Management; Director of Association of National
                                       Advertisers. Until 1997 was Vice President of
                                       Advertising of Procter & Gamble Co.

John J. Palmer.................  63    Director and Executive Vice President of Ohio           1997
                                       National Life; President of the Fund; Director and
                                       CEO of National Security Life and Annuity Co.;
                                       Director of the Adviser; Director and President of
                                       Ohio National Equities, Inc. and The O.N. Equity
                                       Sales Co. Until 1997 was Senior Vice President of
                                       Life Insurance Co. of Virginia.

George M. Vredeveld*...........  59    Professor of Economics, University of Cincinnati;       1996
                                       Director of Center for Economic Education; Director
                                       of Benchmark Savings Bank; Private consultant.

---------------

* Independent Directors

     Regarding the status of Joseph Campanella as an Independent Director, note that prior to September 2001, he was an officer of Firstar Bank, N.A., the Fund's custodian and an affiliate of U.S. Bancorp Fund Services, LLC, which provides mutual fund accounting and other services to the Adviser. Firstar Bank also has commercial banking relationships with the Adviser and various affiliates of the Adviser and the Fund. In his capacity as Executive Vice President, Community Banking Division of Firstar Bank, Mr. Campanella was not involved in any of Firstar Bank's services to the Fund or the Adviser.

OTHER OFFICERS

                                                                                             DIRECTOR
NAME OF OFFICER                  AGE         PRINCIPAL OCCUPATION AND OTHER POSITIONS         SINCE
---------------                  ---         ----------------------------------------        --------
Thomas A. Barefield............  49    Vice President of the Fund, Senior Vice President,      1998
                                       Institutional Sales of Ohio National Life; Senior
                                       Vice President of Ohio National Equities, Inc.;
                                       Until 1997 was Senior Vice President of Life
                                       Insurance Co. of Virginia.
Ronald L. Benedict.............  60    Secretary of the Fund; Presently Director of the        1975
                                       Fund; Corporate Vice President, Counsel & Secretary,
                                       Ohio National Life; Secretary of the Adviser,
                                       Director and Secretary of Ohio National Equities,
                                       Inc.
Michael A. Boedeker............  59    Vice President of the Fund; Senior Vice President &     1992
                                       Chief Investment Officer of Ohio National Life;
                                       Director and Vice President of the Adviser.
Christopher A. Carlson.........  43    Vice President of the Fund; Senior Vice President &     2000
                                       Chief Investment Officer of Ohio National Life;
                                       Director and President of the Adviser.
Dennis R. Taney................  54    Treasurer of the Fund; Assistant Vice President,        1993
                                       Mutual Fund Operations of ONLI; Treasurer of the
                                       Adviser.

                        MANAGER OF MANAGERS ARRANGEMENT

     Generally, under current federal law, shareholders of an affected portfolio must approve any agreement between the Adviser and another investment adviser providing subadvisory services for a portfolio. However, the U.S. Securities and Exchange Commission ("SEC") has granted the Adviser and the Fund a "manager of managers" order exempting them from this law to the extent that the Adviser and Fund can enter into new or modified subadvisory agreements without first obtaining shareholder approval. To be able to do this for any portfolio, the following conditions must first be met:

        - The shareholders of any affected portfolio must authorize the arrangement by a majority vote of that portfolio's shares.

        - The Board of Directors (including a majority of the Independent Directors) must approve the entering into, modification or termination of the subadvisory agreement.

        - Shareholders of an affected portfolio must receive details of any new, modified or terminated subadvisory relationship in an information statement.

        - An agreement may not be made or modified with a subadviser affiliated with the Adviser or the Fund unless the shareholders of any affected portfolio approve the agreement by a vote of a majority of that portfolio's shares.

        - Fees paid to an affiliated subadviser may not be increased unless approved by a vote of the majority of the affected portfolio's shares.

        - The Adviser is required to select, monitor, evaluate and allocate assets to the subadvisers.

        - The Adviser must continue to oversee each subadviser's compliance with the applicable portfolios' investment objectives, policies and restrictions.

        - The substance and effect of the manager of managers arrangement must be described in the Fund's prospectus.

     This manager of managers arrangement is expected to enable the Fund and each portfolio to operate more efficiently because the Adviser will be able to modify subadvisory arrangements from time to time without the expenses and delays associated with obtaining shareholder approval of changes in subadvisory relationships. If the shareholders of each portfolio approve this proposal, the Board of Directors will consider and approve any subadvisory changes that the Adviser proposes in the future to assure that the changes are in the best interests of the Fund and its shareholders. For these and other reasons discussed below, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MANAGER OF MANAGERS PROPOSAL.

     The SEC granted the Fund and the Adviser the manager of managers exemptive order on January 16, 2002. The Investment Advisory Agreement between the Fund and the Adviser authorizes the Adviser to retain subadvisers to manage the portfolios subject to the approval of the Board of Directors. The Adviser is responsible for recommending to the Board the hiring, termination and replacement of subadvisers. The Adviser is also responsible for monitoring each subadviser's compliance with the investment objectives, policies and restrictions of subadvised portfolios and to assure continuing quality of performance. The Adviser reports to the Board at least once each calendar quarter regarding the compliance and performance by each subadviser.

     The Board of Directors believes that allowing the Adviser to negotiate and enter into new or modified subadvisory agreements for the Fund's portfolios without the expenses and delays of holding a shareholders' meeting, is in the best interests of the Fund and its shareholders. If the shareholders approve this proposed arrangement, it will enable the Board to act more quickly and with less expense to appoint subadvisers when the Board and the Adviser agree that a new subadviser would benefit the Fund and its shareholders. Instead of receiving a proxy statement and notice of a special meeting of shareholders in advance of a subadviser appointment, shareholders will receive an information statement concerning the change within 90 days after it occurs.

     The Board will continue to provide oversight of the subadviser selection process to help ensure that shareholders' interests are protected whenever the Adviser proposes to select a new subadviser or modify or terminate a subadvisory agreement. The Board, including a majority of the Independent Directors, will evaluate and approve all new subadvisory agreements and changes to existing agreements. In its review, the Board will analyze all factors that it considers relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board believes its review will ensure that the Adviser continues to act in the best interests of the Fund and its shareholders when dealing with subadvisers.

DIRECTORS' CONSIDERATIONS AND RECOMMENDATION

     Prior to the meeting at which the Board of Directors considered the proposed manager of managers arrangement, the Board received materials relating to the proposed arrangement. The directors had the opportunity to ask questions and request further information in connection with their consideration of the proposal. Based on their consideration of the factors discussed above and other information they considered relevant, the directors voted unanimously to approve the submission of this proposed arrangement for approval by the shareholders.

     Approval of this manager of managers proposal requires the affirmative vote of a majority of the outstanding voting shares of each portfolio before the arrangement can take effect as to that portfolio. The approval by one portfolio has no effect on the approval by other portfolios.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MANAGER OF MANAGERS ARRANGEMENT TO PERMIT THE ADVISER TO ENTER INTO, MODIFY OR TERMINATE SUBADVISORY AGREEMENTS, SUBJECT TO BOARD APPROVAL AND WITHOUT SHAREHOLDER APPROVAL.

                           OMNI PORTFOLIO MANAGEMENT

     We have approved a new subadvisory agreement with Suffolk Capital Management, LLC ("Suffolk") for the management of the equity component (stocks) of the Omni portfolio. Even if you approve the manager of managers arrangement described above, the shareholders of the Omni portfolio will need to approve this new subadvisory agreement before it can take effect as to their portfolio because Suffolk is now an affiliate of the Adviser. On January 30, 2002, Ohio National Financial Services, Inc. acquired 81% of the voting securities of Suffolk. Ohio National Financial Services, Inc. is also the sole owner of the Adviser's parent, ONLI.

     The Omni portfolio has never had a subadviser. The portfolio has, since its inception, been managed by the Adviser. At their meeting on March 20, 2002, the Board of Directors voted unanimously to approve a new subadvisory agreement that provides for Suffolk to manage the equity component of the Omni portfolio as well as two new portfolios that will be added to the Fund on May 1, 2002. If shareholders of the Omni portfolio approve the new subadvisory agreement, the Adviser will continue to manage the fixed income (bonds and money market securities) component of the portfolio.

     The new subadvisory agreement calls for the Adviser to pay Suffolk one half of the fees the Adviser receives for managing the Omni portfolio under the Investment Advisory Agreement as described below under "Investment Advisory Services." APPROVAL OF THE SUBADVISORY AGREEMENT WILL NOT INCREASE THE OMNI PORTFOLIO'S FEES AND IS NOT EXPECTED TO MATERIALLY AFFECT PORTFOLIO EXPENSES.

SUFFOLK CAPITAL MANAGEMENT

     Suffolk is located at 1633 Broadway, New York, New York 10019. It was founded in 1991 by Donald Gilbert and Erich Weissenberger who had worked together in investment management at Home Capital Services, a subsidiary of the Home Life Insurance Company. Their intention in founding Suffolk was to use their combination of quantitative and fundamental investment concepts to manage money for institutions. Since 1991, the two founders plus a third principal, Richard Phillips, have managed large institutional investment accounts primarily for tax-exempt clients such as pension funds, endowments, public funds and labor unions.

     At the end of 2001, Suffolk had approximately $3.3 billion under management. Of that, about 85% is represented by Suffolk's large cap stock portfolio and most of the remaining 15% by its small cap stock portfolio. Mr. Gilbert is the portfolio manager of Suffolk's large cap portfolio and Mr. Phillips is the portfolio manager of Suffolk's small cap portfolio.

     If the new subadvisory agreement is approved, Donald Gilbert would be the primary portfolio manager of the equity component of the Omni portfolio. Mr. Gilbert is President and head of equity investments for Suffolk. He has a bachelor of science degree in electrical engineering from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania. In addition to his years of investment management experience at Suffolk and at Home Capital Services before that, he had earlier been managing director and director of equity research at Marinvest (a subsidiary of Marine Bank) and a consultant at Booze, Allen & Hamilton.

     Suffolk's investment philosophy is premised on the belief that even in an efficient stock market, certain stocks can be under-valued or over-valued, largely due to investors' misconceptions of companies' long term growth prospects. By analyzing earnings revisions to provide a short term indication of investor sentiment, Suffolk believes it can capture the excess return of a stock as it appreciates to fully reflect its long term growth prospects. Suffolk's objective is to achieve above-average returns regardless of the direction of the general stock market. Suffolk has generally outperformed its benchmarks long term by investing in stocks that it determines to be under-valued and selling those stocks when Suffolk determines that they might be over-valued.

     The following table indicates the annual performance of Suffolk's large cap and small cap portfolios for each of the years since their respective inceptions as compared with their benchmark indices (the Standard & Poor's 500 Index for Suffolk's large cap portfolio and the Russell 2000 Growth Index for Suffolk's small cap portfolio):

                                                           RUSSELL
YEAR                   LARGE CAP   S&P 500   SMALL CAP   2000 GROWTH
----                   ---------   -------   ---------   -----------
1991.................    53.5%       30.5%
1992.................    21.5%        7.6%
1993.................    23.0%       10.1%
1994.................    -1.5%        1.3%
1995.................    36.0%       37.6%
1996.................    22.1%       23.0%
1997.................    34.5%       33.4%      35.6%        13.0%
1998.................    15.6%       28.6%       7.4%         1.3%
1999.................    38.8%       21.0%     120.2%        43.1%
2000.................     3.1%       -9.1%     -29.9%       -22.4%
2001.................    -6.9%      -11.9%      -4.7%        -9.2%

     We believe that Suffolk's investment style and philosophy fit well with the investment objectives and policies of the Omni portfolio and will be likely to enhance its future performance. The objective of the Omni portfolio is to seek a high level of long-term total return consistent with preservation of capital. While the Adviser will continue to manage the fixed income component of the Omni portfolio, we believe that shareholders will benefit from Suffolk's expertise in managing equities.

DIRECTORS' CONSIDERATIONS AND RECOMMENDATION

     On March 20, 2002, the Board of Directors met for the specific purpose (among others) of considering the approval of the new subadvisory agreement. (Although Independent Director George Vredeveld was unable to be physically present for that meeting, he did receive the same materials as the other directors prior to the meeting and he participated in the meeting and the Board's discussions by means of a teleconference connection from Romania.)

     In connection with its review of the new subadvisory agreement, the Board considered the investment performance history of the Omni portfolio. They also reviewed materials regarding Suffolk and its three principals, their investment philosophy and experience, their education and other qualifications, and their investment performance history. The directors reviewed the proposed new subadvisory agreement and the proposed subadvisory fees. They also considered the financial strength of Suffolk and the commitment of Ohio National Financial Services, Inc., as expressed by management, to continue to strengthen and grow its investment management business through the use of both the Adviser and Suffolk in their new strategic alliance.

     At their meeting on March 20, 2002, the Board, including the Independent Directors, unanimously approved the new subadvisory agreement between Suffolk and the Adviser. The directors also agreed, by unanimous vote, to RECOMMEND THAT THE SHAREHOLDERS OF THE OMNI PORTFOLIO VOTE FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

     A copy of the new subadvisory agreement between the Adviser and Suffolk is attached as Exhibit A to this proxy statement.

                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly recommends an investment program consistent with the Fund's investment policies. Once the Board of Directors approves an investment program, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Firstar Bank, N.A. (Cincinnati, Ohio), which serves as custodian, and U.S. Bancorp Fund Services, LLC (Milwaukee,

Wisconsin) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel. The Fund does not have a principal underwriter. The Fund does not have a primary Administrator, although Firstar Bank, N.A. and U.S. Bancorp Fund Services provide the administrative or business management services indicated above.

     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform it duties under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The Adviser is a wholly-owned subsidiary of ONLI. ONLI's ultimate parent is Ohio National Mutual Holdings, Inc., a mutual insurance holding company owned by ONLI's policyholders. The address of the Adviser, ONLI, the Fund and Ohio National Mutual Holdings, Inc. is One Financial Way, Montgomery, Ohio 45242.

     The president of the Adviser is Christopher A. Carlson. The Adviser's directors are Mr. Carlson, Michael A. Boedeker, David B. O'Maley, John J. Palmer and Michael D. Stohler. Messrs. Carlson, Boedeker and Stohler are principally employed as investment officers of ONLI. Messrs. Carlson and Boedeker are also vice presidents of the Fund. Mr. O'Maley is Chairman, President and Chief Executive Officer of the Adviser's parent, ONLI. Mr. Palmer is President of the Fund and Executive Vice President, Strategic Initiatives, of ONLI. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. He is principally employed as legal counsel to ONLI and its affiliates. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.

     The Investment Advisory Agreement and Service Agreement were both entered into on May 1, 1996. As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at the following annual rates on the basis of each portfolio's average daily net assets during the month for which the fees are paid:

EQUITY PORTFOLIO
0.80% of first $500 million
0.75% over $500 million

MONEY MARKET PORTFOLIO*
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

CORE GROWTH PORTFOLIO
0.95% of first $150 million
0.80% over $150 million

GROWTH & INCOME PORTFOLIO
0.85% of first $200 million
0.80% over $200 million

S&P 500 INDEX PORTFOLIO
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

BOND, OMNI AND SOCIAL AWARENESS PORTFOLIOS
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

INTERNATIONAL*, CAPITAL GROWTH AND BLUE CHIP PORTFOLIOS
0.90% of all assets

CAPITAL APPRECIATION, SMALL CAP AND AGGRESSIVE GROWTH PORTFOLIOS
0.80% of all assets

INTERNATIONAL SMALL COMPANY PORTFOLIO
1.00% of all assets

HIGH INCOME BOND, EQUITY INCOME AND NASDAQ-100 INDEX* PORTFOLIOS
0.75% of all assets

---------------

*The Adviser is waiving any of its fees for these portfolios in excess of the following amounts:

Money Market Portfolio......................................    0.25% of all assets
International Portfolio.....................................    0.85% of all assets
Nasdaq-100 Index Portfolio..................................    0.40% of all assets

     During 2001, the Adviser received $9,376,303 in total fees from the Fund's 18 portfolios.

     As of December 31, 2001, the Fund's portfolios had the following total net assets (in thousands of dollars):

Equity......................................................    $  344,746
Money Market................................................       107,544
Bond........................................................        40,984
Omni........................................................       110,939
International...............................................        99,381
International Small Company.................................        23,658
Capital Appreciation........................................        88,951
Small Cap...................................................       128,107
Aggressive Growth...........................................        18,924
S&P 500 Index...............................................       193,346
Social Awareness............................................         2,541
Core Growth.................................................        23,760
Growth & Income.............................................       107,906
Capital Growth..............................................        36,583
High Income Bond............................................        15,681
Equity Income...............................................         9,515
Blue Chip...................................................         9,085
Nasdaq-100 Index............................................         7,858
                                                                ----------
Total Net Assets of Fund....................................    $1,369,409

SUBADVISERS

     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain subadvisers for its various portfolios subject to the approval of the Fund's Board of Directors. With the approval of the Board and shareholders, the Adviser has entered into agreements with the following subadvisers to manage the investment and reinvestment of the assets of the portfolios indicated, subject to supervision by the Adviser.

LEGG MASON FUNDS MANAGEMENT, INC.
Equity Portfolio
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
International Portfolio
International Small Company Portfolio
FEDERATED INVESTMENT COUNSELING
High Income Bond Portfolio
Equity Income Portfolio
Blue Chip Portfolio
JENNISON ASSOCIATES LLC
Capital Appreciation Portfolio
FOUNDERS ASSET MANAGEMENT LLC
Small Cap Portfolio
JANUS CAPITAL CORPORATION
Aggressive Growth Portfolio
PILGRIM BAXTER & ASSOCIATES, LTD.
Core Growth Portfolio
RS INVESTMENT MANAGEMENT CO. LLC
Growth & Income Portfolio
Capital Growth Portfolio

     As compensation for subadvisory services, the Adviser pays fees to the subadvisers. These fees are paid from the Adviser's assets and do not affect any portfolio's expenses. The subadvisory fees are calculated as a percentage of the portfolio assets managed by the subadvisers based on the following schedules:

EQUITY PORTFOLIO
0.45% of first $500 million
0.40% over $500 million
CAPITAL APPRECIATION PORTFOLIO
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
AGGRESSIVE GROWTH PORTFOLIO
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
GROWTH & INCOME PORTFOLIO
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
HIGH INCOME BOND PORTFOLIO
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
INTERNATIONAL PORTFOLIO
0.40% of first $200 million
0.35% over $200 million
INTERNATIONAL SMALL COMPANY PORTFOLIO
0.75% of first $100 million
0.65% over $100 million
SMALL CAP PORTFOLIO
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
CORE GROWTH PORTFOLIO
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million
CAPITAL GROWTH PORTFOLIO
0.64% of first $100 million
0.60% of next $100 million
0.50% over $200 million
EQUITY INCOME AND BLUE CHIP PORTFOLIOS
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

     If the shareholders of the Omni portfolio approve the new subadvisory agreement with Suffolk Capital Management, LLC, the Adviser will pay subadvisory fees to Suffolk at the following annual rates:

OMNI PORTFOLIO
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

     The Board of Directors and shareholders initially voted to approve the current Investment Advisory, Service and subadvisory agreements for each portfolio on the dates listed below:

                                                              BOARD OF
                                                              DIRECTORS    SHAREHOLDERS
                                                              ---------    ------------
Equity (Investment Advisory and Service)....................   1-24-96       3-28-96
Equity (Subadvisory)........................................   5-20-99       7-22-99
Money Market................................................   1-24-96       3-28-96
Bond........................................................   1-24-96       3-28-96
Omni (Investment Advisory and Service)......................   1-24-96       3-28-96
Omni (Subadvisory)..........................................   3-20-02          N/A*
International (Investment Advisory and Service).............   1-24-96       3-28-96
International (Subadvisory).................................   12-9-98        4-5-99
International Small Company (Investment Advisory and
  Service)..................................................   1-24-96       3-28-96

                                                              BOARD OF
                                                              DIRECTORS    SHAREHOLDERS
                                                              ---------    ------------
International Small Company (Subadvisory)...................   12-9-98        4-5-99
Capital Appreciation (Investment Advisory and Service)......   1-24-96       3-28-96
Capital Appreciation (Subadvisory)..........................   11-2-99        4-3-00
Small Cap (Investment Advisory and Service).................   1-24-96       3-28-96
Small Cap (Subadvisory).....................................  11-19-97       2-17-98
Aggressive Growth (Investment Advisory and Service).........   1-24-96       3-28-96
Aggressive Growth (Subadvisory).............................  11-19-99       4-3-00*
Core Growth (Investment Advisory and Service)...............   8-22-96        1-2-97
Core Growth (Subadvisory)...................................   8-30-00        2-1-01
Growth & Income (Investment Advisory and Service)...........   8-22-96        1-2-97
Growth & Income (Subadvisory)...............................   2-24-99        4-5-99
Capital Growth (Investment Advisory and Service)............   2-11-98       4-30-98
Capital Growth (Subadvisory)................................   2-24-99        4-5-99
S&P 500 Index...............................................   8-22-96        1-2-97
Social Awareness............................................   8-22-96        1-2-97
High Income Bond............................................   2-11-98       4-30-98
Equity Income...............................................   2-11-98       4-30-98
Blue Chip...................................................   2-11-98       4-30-98
Nasdaq-100 Index............................................    3-8-00        5-1-00

---------------

* The proposed new subadvisory agreement for the Omni portfolio will be voted upon by the shareholders of that portfolio at the meeting on April 30, 2002. That agreement is described above under "Omni Portfolio Management." On March 27, 2002, the shareholders of the Aggressive Growth portfolio are holding a special meeting to consider a new subadvisory agreement for their portfolio. That agreement is identical to the current subadvisory agreement with Janus Capital Corporation except for its effective date.

     The Investment Advisory, Service and subadvisory agreements continue from year to year only if they are approved at least annually by:

     (a) a majority of the Independent Directors with votes cast in person at a meeting called for the purpose of voting on such continuance, and also by

     (b) a majority of the entire Board of Directors or by a majority of the outstanding shares of each portfolio voting separately.

     These agreements may be terminated by the Fund at any time, without the payment of any penalty, if the Fund gives 60 days' written notice to the other party or, as to any portfolio, by a vote of a majority of the portfolio's outstanding shares. The other parties must give the Fund 90 days' written notice before terminating an agreement. An agreement terminates automatically if it is assigned.

OTHER FUNDS MANAGED BY THE ADVISER

     In addition to being the investment adviser to the Fund, the Adviser is also the investment adviser to ONE Fund, Inc. ("ONE Fund") and the Dow Target Variable Fund LLC ("Dow Target").

     ONE Fund consists of the following portfolios, with their total net assets shown, in thousands of dollars, as of December 31, 2001:

Money Market Portfolio......................................  $14,625
Income Portfolio............................................    5,643
Income & Growth Portfolio...................................    8,724
Growth Portfolio............................................    6,794
Small Cap Portfolio.........................................    3,027
International Portfolio.....................................    7,054
Core Growth Portfolio.......................................    3,385
S&P 500 Index Portfolio.....................................    4,344
                                                              -------
Total Net Assets of ONE Fund................................  $53,596

     Dow Target consists of the following types of portfolios, with their total net assets shown, in thousands of dollars, as of December 31, 2001:

Dow Target 10 Portfolios....................................  $10,411
Dow Target 5 Portfolios.....................................    3,137
                                                              -------
Total Net Assets of Dow Target..............................  $13,548

     As compensation for its services to ONE Fund, the Adviser receives monthly fees from ONE Fund at the following annual rates on the basis of each portfolio's average daily net assets during the month for which the fees are paid:

INCOME, INCOME & GROWTH AND GROWTH
  PORTFOLIOS*
0.50% of first $100 million
0.40% of next $150 million
0.30% over $250 million

SMALL CAP PORTFOLIO*
0.65% of first $100 million
0.55% of next $150 million
0.45% over $250 million

S&P 500 INDEX PORTFOLIO*
0.40% of all assets

MONEY MARKET PORTFOLIO*
0.30% of first $100 million
0.25% of next $150 million
0.20% over $250 million

CORE GROWTH PORTFOLIO
0.95% of first $150 million
0.80% over $150 million

INTERNATIONAL PORTFOLIO
0.90% of all assets

---------------

* The Adviser is voluntarily waiving 0.15% of its fees for each of the Money Market, Income, Income & Growth, Growth and Small Cap portfolios of ONE Fund. The Adviser is voluntarily waiving 0.25% of its fees for the S&P 500 Index portfolio.

     As compensation for its services to Dow Target, the Adviser receives monthly fees from Dow Target at the annual rate of 0.60% of each portfolio's average daily net assets during the month for which the fees are paid.

     During 2001, the Adviser received $255,558 in fees from ONE Fund and $85,007 in fees from Dow Target.

BROKERAGE ALLOCATION

     Under the Investment Advisory Agreement, the Adviser selects the brokers and dealers to handle securities purchases and sales for the Money Market, Bond, S&P 500 Index and Nasdaq-100 Index portfolios and the fixed income component of the Omni portfolio. Each of the subadvisory agreements similarly authorizes the respective subadvisers to select brokers and dealers to handle transactions for the subadvised portfolios. It is the intention of the Adviser and of each of the subadvisers to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio primarily consists of brokerage commissions or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     In selecting brokers or dealers through whom to effect transactions, the Adviser and subadvisers consider a number of factors, including the quality, difficulty and efficiency of execution, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice about the value of securities, the advisability of purchasing or selling particular securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser or subadviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the research and related services provided by the broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or subadviser, or benefit to its affiliates. Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a subadviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the subadvisers.

                             SHAREHOLDERS PROPOSALS

     The Fund is incorporated under Maryland law which does not require mutual funds to hold annual shareholders meetings. We generally intend to hold a meeting every three years to elect directors. We hold special meetings whenever necessary. Shareholders may have included in the proxy statement for the next shareholders meeting certain proposals for shareholder action to be introduced at the meeting. We must receive notice of any shareholder proposal at least 120 days before the next meeting for the proposal to be included in the proxy solicitation materials for that meeting.

                                                                       EXHIBIT A

                             SUB-ADVISORY AGREEMENT

     This Agreement is made as of the first day of May, 2002, by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and SUFFOLK CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the "Sub-Adviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to those portions of the assets of the Fund designated as the OMNI PORTFOLIO, THE BRISTOL PORTFOLIO, and the BRYTON GROWTH PORTFOLIO of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

Section 1. Investment Advisory Services

     (a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of each of the Omni, Eagle and Falcon Portfolios that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolios").

     (b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolios shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolios shall also be subject to the due diligence oversight and direction of the Adviser.

     (c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolios and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

     (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Sub-Adviser shall:

          (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion therein;

          (2) formulate and implement a continuous investment program for the Portfolios consistent with the investment objectives and related investment policies and restrictions for each such Portfolio as set forth in the Prospectus; and

          (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

     (e) In connection with the purchase and sale of securities of the Portfolios, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolios' custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolios. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolios' custodian.

     (f) In connection with the placement of orders for the execution of the Portfolios' securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolios as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolios shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

     (g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolios in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

     (h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

Section 2. Expenses

     (a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

     (b) The Fund shall bear all expenses of the Portfolios' organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolios, expenses of offering interests in the Portfolios for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the
Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolios' existence.

Section 3. Use of Services of Others

     The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolios.

Section 4. Sub-Advisory Fees

     In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of (a) 0.30% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Omni Portfolio during the month preceding each payment, 0.25% of the next one hundred fifty million dollars ($150,000,000), 0.225% of the next two hundred fifty million dollars ($250,000,000), 0.20% of the next five hundred million dollars ($500,000,000),
0.15% of the next one billion dollars ($1,000,000,000), and 0.125% of the average daily net assets of the Omni Portfolio in excess of two billion dollars ($2,000,000,000); (b) 0.45% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Bristol Portfolio during the month preceding each payment, 0.40% of the next four hundred million dollars ($400,000,000), and 0.35% of average daily net assets of the Bristol Portfolio in excess of five hundred million dollars ($500,000,000), and (c) 0.50% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Bryton Growth Portfolio during the month preceding each payment, 0.45% of the next four hundred million dollars ($400,000,000), and 0.40% of average daily net assets of the Bryton Growth Portfolio in excess of five hundred million dollars ($500,000,000) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolios as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

Section 5. Limitation of Liability of Sub-Adviser

     (a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser's income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for any failure of a Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, as a result of the Sub-Adviser's management of the Portfolios.

     (b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolios, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

Section 6. Services to Other Clients and the Fund

     (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolios shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolios and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

     (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolios as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

     (c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

Section 7. Reports to the Sub-Adviser

     The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

Section 8. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of each Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolios. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of each Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

Section 9. Termination of Agreement; Assignment

     (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of any Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

     (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

Section 10. Notices

     (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in a Portfolio's portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolios; or (4) any change in control of the Sub-Adviser.

     (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

    If to the Adviser:



     Ohio National Investments, Inc.
     P.O. Box 237
     Cincinnati, Ohio 45201
     Fax No. (513) 794-4507



     With a copy to:

     Christopher A. Carlson, President
     Ohio National Investments, Inc.
     P.O. Box 237
     Cincinnati, Ohio 45201

    If to the Sub-Adviser:



     Donald M. Gilbert, President
     Suffolk Capital Management, LLC
     1633 Broadway
     New York, New York 10019
     Fax No. (212) 247-2565

Section 11. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

Section 12. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

Section 13. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By:
                                          --------------------------------------
                                            Christopher A. Carlson, President

                                          SUFFOLK CAPITAL MANAGEMENT, LLC

                                          By:
                                          --------------------------------------
                                            Donald M. Gilbert, President

Accepted and Agreed:
OHIO NATIONAL FUND, INC.
By:
----------------------------------------------------
    John J. Palmer, President

                              VOTING INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report. I (we) instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the meeting of shareholders to be held on April 30, 2002, (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------

YOU MAY CHECK ONE OF THESE BOXES INSTEAD OF VOTING ON EACH OF THE NUMBERED ITEMS
BELOW:

For    or     Against    or     Abstain    on all the Board of Directors'
                                           recommendations.
[ ]           [ ]               [ ]

--------------------------------------------------------------------------------

 1.   a.  To elect James A. Bushman as a Director:             For    or     Against    or     Abstain
                                                               [ ]           [ ]               [ ]

      b.  To elect Joseph A. Campanella as a Director:         For    or     Against    or     Abstain
                                                               [ ]           [ ]               [ ]

      c.  To elect L. Ross Love as a Director:                 For    or     Against    or     Abstain
                                                               [ ]           [ ]               [ ]

      d.  To elect John J. Palmer as a Director:               For    or     Against    or     Abstain
                                                               [ ]           [ ]               [ ]

      e.  To Elect George M. Vredeveld as a Director:          For    or     Against    or     Abstain
                                                               [ ]           [ ]               [ ]

 2.       To approve the "manager of managers" arrangement     For    or     Against    or     Abstain
          permitting Ohio National Investments, Inc. to        [ ]           [ ]               [ ]
          add, replace or terminate subadvisers for each
          portfolio without first getting shareholder
          approval if the Board of Directors approves.

 3.       To approve a new subadvisory agreement with          For    or     Against    or     Abstain
          Suffolk
          Capital Management, LLC, for the Omni portfolio:     [ ]           [ ]               [ ]

Dated: --------------------------- 2002
                                         -----------------------------------------------------------------
                                                          Signature of Contract Owner(s)

     If you are the CONTRACT OWNER, please sign above exactly as your name appears on the back of this form. If signing for a trust, corporation or estate, state your title or capacity. If joint owners, each should sign.

     If you are the TRUSTEE or ADMINISTRATOR for a tax-qualified benefit plan, you may, if you so choose, solicit instructions from plan participants with copies of this form. However, only your Voting Instructions, signed above, should be returned to Ohio National Life.

     Note: Since a majority vote is based on the percent of votes "For" the proposal, a vote to "Abstain" has the same effect as a vote "Against" it. If you do not indicate a vote For, Against or Abstain, it counts neither for nor against the proposal.

     Please return the Voting Instructions in the envelope provided.